SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  February 14, 1996

                         STRATFORD AMERICAN CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Arizona
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-17018                                                86-0608035
 ----------------------                                     -------------------
(Commission File Number)                                   (I.R.S. Employer
                                                             Identification No.)

2400 E. Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (602) 956-7809
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






                   The Exhibit Index appears on page 4 hereof.

Item 4.  Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

(i) On February 14, 1996, Stratford American Corporation dismissed Price Waterhouse LLP as its independent accountants.

(ii) The report of Price Waterhouse LLP on the financial statements for the fiscal year ended December 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. The report of Price Waterhouse LLP on the financial statements for the fiscal year ended December 31, 1993 contained no adverse opinion or disclaimer of opinion but did contain a qualification as to uncertainty, stating that the Registrant had a net capital deficiency, raising substantial doubt about the Registrant's ability to continue as a going concern.

(iii) The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through February 14, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 15, 1996, is filed as Exhibit 16 to this Form 8- K.

(b)      New independent accountants

(i) The Registrant engaged KPMG Peat Marwick LLP as its new independent accountants as of February 14, 1996. During the two most recent fiscal years and through February 14, 1996, the Registrant has not consulted with KPMG Peat Marwick LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRATFORD AMERICAN CORPORATION
                                          Registrant


Date:  February 22, 1996                  By:  /s/ Mel L. Shultz
                                             -----------------------------------
                                          Mel L. Shultz, President and Director

                                  Exhibit Index

16.1  Letter of Price Waterhouse LLP


                                       4